UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 18, 2017

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As reported in Item 5.07 below, at the Company’s 2017 Annual Meeting of Stockholders, a majority of the Company’s stockholders voted in favor of amending the Company’s Amended and Restated By-laws (“By-Laws”) to provide for a majority voting standard in uncontested elections of directors.

As a result, pursuant to the By-Laws, and effective May 18, 2017, the Company’s Board of Directors adopted an amendment to and restated the By-Laws (the “Amended and Restated By-Laws”) to provide for a majority voting standard in uncontested elections of directors. A copy of the Amended and Restated By-Laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on May 18, 2017. The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement, are as follows:

Description of Matters Submitted

1. Election of Directors:	For	Withheld
Donald T. DeCarlo	118,682,230	9,458,402
Susan C. Fisch	118,772,927	9,367,705
Abraham Gulkowitz	118,756,582	9,384,050
George Karfunkel	116,914,684	11,225,948
Leah Karfunkel	109,609,576	18,531,056
Raul Rivera	126,577,620	1,563,012
Barry D. Zyskind	122,141,256	5,999,376

2. Advisory Vote on Named Executive Officer Compensation	For	Against	Abstain
	118,530,234	9,341,776	268,622

3. Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation	Every 3 Years	Every 2 Years	Every 1 Year	Abstain
	73,638,370	150,946	54,113,637	237,679

In accordance with the Board of Directors’ recommendation, the largest number of stockholders voted, on an advisory, non-binding basis, to hold an advisory vote to approve executive compensation every three years. In line with this recommendation from the Company’s stockholders, it is the Board of Directors’ intention to include an advisory vote on named executive officer compensation in the Company’s proxy materials every three years until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Stockholders in 2023.

4. Stockholder Proposal on Majority Voting Standard in Uncontested Election of Directors	For	Against	Abstain
	127,671,554	164,296	304,782

Item 9.01    Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date	May 18, 2017

/s/ Stephen Ungar
Stephen Ungar
SVP, General Counsel and Secretary